EXHIBIT 10.4

Execution Version
FIRST AMENDING AGREEMENT TO THE SIXTH AMENDED AND RESTATED
CREDIT AGREEMENT

dated as of December 16, 2024

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
RBC CAPITAL MARKETS,
as Sole Lead Arranger and Sole Bookrunner
- and -
BANK OF MONTREAL, as Documentation Agent
- and -
THE LENDERS PARTY HERETO,
as Lenders

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FIRST AMENDING AGREEMENT TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 16, 2024, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as administrative agent for the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS the Borrower, Royal Bank of Canada, as agent and the Lenders are party to a Sixth Amended and Restated Credit Agreement dated March 22, 2024 (the “Original Credit Agreement”), pursuant to which the Lenders agreed (subject to the terms of the Original Credit Agreement) to make funding available to the Borrower from time to time for operating expenses, capital expenditures, working capital needs of the Borrower and AltaLink and their Subsidiaries and for general corporate purposes, including the payment of dividends by the Borrower on its Equity Securities;
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENTS

2.1    Amendments to Original Credit Agreement

(a)The definition of “Maturity Date” in Section 1.1 of the Original Credit Agreement is hereby amended by replacing the date “December 15, 2026” with the date “December 15, 2027” in such definition.
ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This First Amending Agreement shall become effective when:

(a)    the Agent shall have received an executed copy of this First Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;

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(b)the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 3.5 bps calculated on the Commitment of each Lender party to this First Amending Agreement, and payable to each such Lender; and
(c)no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

3.2    Waiver of Notice Requirements

The Agent and Lenders hereby acknowledge receipt of a Notice of Extension from the Borrower and agree to waive the 90 day restriction set forth in Section 6.2(b) of the Original Credit Agreement.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this First Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2    Time

Time is of the essence in the performance of the parties’ respective obligations in this First Amending Agreement.
5.3     Governing Law

This First Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

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5.4     Successors and Assigns

This First Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this First Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this First Amending Agreement.
5.5     Counterparts

This First Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

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The parties hereto have duly executed this First Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Todd A. Anliker
Name: Todd A. Anliker
Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Treasurer

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Todd A. Anliker
Name: Todd A. Anliker
Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Treasurer

[Signature Page to AILP ($300M) – First Amending Agreement to Credit Agreement]

ROYAL BANK OF CANADA, as Agent
By:	/s/ Casey Clark
Name: Casey Clark
Title: Associate Director
By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Muray
Name: Timothy P. Murray
Title: Authorized Signatory
By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Sandesh Nellikode
Name: Sandesh Nellikode
Title: Vice President, Corporate Banking
By:
Name:
Title:

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director - Energy Infrastructure
By:	/s/ Amber Busby
Name: Amber Busby
Title: Associate Director

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head
By:	/s/ Andrew Rose
Name: Andrew Rose
Title: Associate Director

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory